Exhibit 99.1

Investor Relations Contact:	Media Contact:
Carolyn Bass	Mei Li
Market Street Partners	NetSuite Inc.
415.445.3232	650.627.1063
IR@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES FIRST QUARTER 2012 FINANCIAL RESULTS

•	Record Q1 Revenue of $69.3 Million, a 30% Year-over-Year Increase

•	Recurring Revenue Grows 27% Year-over-Year to $58.0 Million

•	Non-GAAP Net Income Grows 116% Year-over-Year

•	Operating Cash Flow Grows 58% Year-over-Year to $10.6 Million

SAN MATEO, Calif. - April 26, 2012-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP software suites, today announced operating results for its first quarter ended March 31, 2012.

Total revenue for the first quarter of 2012 was $69.3 million, representing a 30% increase over the prior year. Subscription and support revenue for the first quarter of 2012 was $58.0 million, representing a 27% increase over the same period in the prior year.

Calculated billings, defined as revenue plus the change in deferred revenue, were $77.9 million for the first quarter of 2012, a 26% increase over the first quarter of 2011.

Cash flow from operations was $10.6 million in the first quarter of 2012, an increase of $3.9 million, or 58%, over the same period last year.

On a GAAP basis, net loss for the first quarter of 2012 was $7.7 million, or $(0.11) per share, as compared to a net loss of $7.7 million, or $(0.12) per share, in the first quarter of 2011.

Non-GAAP net income for the first quarter of 2012 was $4.1 million, or $0.06 per share, as compared to non-GAAP net income of $1.9 million, or $0.03 per share, in the first quarter of 2011.

"NetSuite's Q1 results continue the momentum of 2011 as companies large and small accelerate their move from pre-Web client/server solutions to NetSuite's cloud-based offerings. Our great Q1 reinforces that this migration from legacy offerings like Microsoft Dynamics GP/Great Plains, Sage and SAP to NetSuite continues unabated in 2012," said Zach Nelson, CEO of NetSuite. "All companies, even non-technology companies, have realized they are cloud companies, and to effectively transition their business to this new model of reaching customers, they need to build their enterprise around an application suite like NetSuite that was designed to support operations in the Cloud Age.”

Conference Call
In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss the Company's first quarter 2012 financial results and our outlook for the second quarter 2012. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite's website at www.netsuite.com/investors. The live call can be accessed by dialing 877-879-6207 (U.S.) or 719-325-4765 (outside the U.S.) and referencing passcode: 533-0248. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 533-0248.

About NetSuite
NetSuite Inc. is the industry's leading provider of cloud-based financials / Enterprise Resource Planning (ERP) software suites. In addition to financials/ERP software suites, NetSuite offers a broad suite of applications, including accounting, Customer Relationship Management (CRM), Professional Services Automation (PSA) and Ecommerce that enables companies to manage most of their core business operations in its single integrated suite. NetSuite's "real-time dashboard" technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company's data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company's software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; changes in foreign exchange rates, and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to the Company's Annual Report on Form 10-K filed on February 28, 2012, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
The Company's stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income and non-GAAP net income excludes expenses related to stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and costs associated with the settlement of a patent dispute. Non-GAAP operating income and non-GAAP net income excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company's management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company's operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on the Company's Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are service marks of NetSuite Inc.

NetSuite Announces First Quarter 2012 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	March 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$154,160	$141,448
Accounts receivable, net of allowances of $392 and $396 as of March 31, 2012 and December 31, 2011, respectively	40,395	39,105
Deferred commissions	21,774	22,968
Other current assets	9,444	8,693
Total current assets	225,773	212,214
Property and equipment, net	22,447	21,823
Deferred commissions, non-current	3,721	3,585
Goodwill	27,564	27,564
Other intangible assets, net	11,274	12,162
Other assets	4,043	3,832
Total assets	$294,822	$281,180
Liabilities and total equity
Current liabilities:
Accounts payable	$2,777	$1,905
Deferred revenue	114,406	105,800
Accrued compensation	13,616	17,748
Accrued expenses	8,404	8,285
Other current liabilities	8,156	7,829
Total current liabilities	147,359	141,567
Long-term liabilities:
Deferred revenue, non-current	5,829	5,898
Other long-term liabilities	4,926	5,705
Total long-term liabilities	10,755	11,603
Total liabilities	158,114	153,170
Total equity:
Common stock	700	688
Additional paid-in capital	486,668	470,485
Accumulated other comprehensive income	582	369
Accumulated deficit	(351,242)	(343,532)
Total equity	136,708	128,010
Total liabilities and total equity	$294,822	$281,180

NetSuite Announces First Quarter 2012 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenue:
Subscription and support	$57,990	$54,191	$51,334	$48,240	$45,814
Professional services and other	11,329	9,902	9,625	9,593	7,627
Total revenue	69,319	64,093	60,959	57,833	53,441
Cost of revenue:
Subscription and support (1)	9,211	8,741	8,627	8,084	7,631
Professional services and other (1)	11,584	10,327	9,658	9,390	8,402
Total cost of revenue	20,795	19,068	18,285	17,474	16,033
Gross profit	48,524	45,025	42,674	40,359	37,408
Operating expenses:
Product development (1)	11,090	11,916	11,257	10,911	9,447
Sales and marketing (1)	35,579	31,963	30,279	30,469	27,461
General and administrative (1)	8,979	8,112	7,622	8,340	7,877
Total operating expenses	55,648	51,991	49,158	49,720	44,785
Operating loss	(7,124)	(6,966)	(6,484)	(9,361)	(7,377)
Other income / (expenses) and income taxes, net	(586)	(649)	(445)	(430)	(295)
Net loss	(7,710)	(7,615)	(6,929)	(9,791)	(7,672)
Net loss per share	$(0.11)	$(0.11)	$(0.10)	$(0.15)	$(0.12)
Weighted average number of shares used in computing net loss per common share	69,324	68,285	67,477	66,489	65,384

(1) Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations and costs associated with settlement of patent dispute as follows:

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Cost of revenue:
Subscription and support	$904	$870	$807	$919	$972
Professional services and other	1,173	1,083	1,067	1,024	964
Operating expenses:
Product development	3,207	3,316	3,422	3,097	2,180
Sales and marketing	3,958	3,528	3,402	3,422	3,085
General and administrative	2,554	2,253	2,089	2,956	2,363
Total	$11,796	$11,050	$10,787	$11,418	$9,564

NetSuite Announces First Quarter 2012 Results

NetSuite Inc.
Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(7,124)	$(6,966)	$(6,484)	$(9,361)	$(7,377)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	10,883	10,149	9,938	9,735	8,493
Amortization of intangible assets and business combination costs (b)	913	901	849	963	1,071
Costs associated with settlement of patent dispute (c)	—	—	—	720	—
Non-GAAP operating income	$4,672	$4,084	$4,303	$2,057	$2,187
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(7,710)	$(7,615)	$(6,929)	$(9,791)	$(7,672)
Stock-based compensation (a)	10,883	10,149	9,938	9,735	8,493
Amortization of intangible assets and business combination costs (b)	913	901	849	963	1,071
Costs associated with settlement of patent dispute (c)	—	—	—	720	—
Non-GAAP net income	$4,086	$3,435	$3,858	$1,627	$1,892
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	69,324	68,285	67,477	66,489	65,384
Effect of dilutive securities (stock options and restricted stock awards) (d)	3,604	3,863	3,525	4,080	4,038
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	72,928	72,148	71,002	70,569	69,422
GAAP net loss per share	$(0.11)	$(0.11)	$(0.10)	$(0.15)	$(0.12)
Non-GAAP net income per share	$0.06	$0.05	$0.05	$0.02	$0.03
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations and costs associated with the settlement of a patent dispute and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

NetSuite Announces First Quarter 2012 Results

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.
While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe that the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred by us in the normal course of our business operations. We believe that the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
In 2011, we entered into a patent cross licensing agreement with a large technology company which, among other things, resolved a patent dispute over our alleged past usage of the other party's technology. This resolution resulted in a charge in the second quarter of 2011. We believe that the impact of this patent cross licensing agreement on our financial statements in the second quarter of 2011 is not indicative of our continuing operations and its exclusion allows for financial statements that provide for a useful comparison of our operating results to prior periods and to our peer companies.

(d)
These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces First Quarter 2012 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2012	2011
Cash flows from operating activities:
Net loss	$(7,710)	$(7,672)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,519	2,143
Amortization of other intangible assets	901	1,072
Provision for accounts receivable allowances	177	28
Stock-based compensation	10,883	8,493
Amortization of deferred commissions	11,042	7,363
Excess tax benefit on stock-based compensation	(100)	—
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(1,513)	(3,374)
Deferred commissions	(9,987)	(8,287)
Other current assets	(810)	(1,562)
Other assets	(226)	(10)
Accounts payable	616	1,046
Accrued compensation	(4,183)	(1,054)
Deferred revenue	8,626	8,348
Other current liabilities	528	433
Other long-term liabilities	(207)	(271)
Net cash provided by operating activities	10,556	6,696
Cash flows from investing activities:
Purchases of property and equipment	(2,392)	(1,112)
Capitalized internal use software	(228)	(89)
Net cash used in investing activities	(2,620)	(1,201)
Cash flows from financing activities:
Payments under capital leases	(180)	(103)
Payments under capital leases and long-term debt - related party	(385)	—
Excess tax benefit on stock-based compensation	100	—
RSU acquired to settle employee withholding liability	(47)	(71)
Proceeds from issuance of common stock, net of issuance costs	5,109	1,963
Net cash provided by financing activities	4,597	1,789
Effect of exchange rate changes on cash and cash equivalents	179	(6)
Net change in cash and cash equivalents	12,712	7,278
Cash and cash equivalents at beginning of period	141,448	104,298
Cash and cash equivalents at end of period	$154,160	$111,576